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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                           CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported)
                          March 11, 1998


                        MSB FINANCIAL, INC.
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       (Exact name of Registrant as specified in its Charter)


    Delaware               0-24898              38-3203510
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(State or other      (Commission File No.)      (IRS Employer
jurisdiction of                              Identification Number)
incorporation)

Park and Kalamazoo, N.E., Marshall, Michigan              49068
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (616) 781-5103
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                                  N/A
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(Former name or former address, if changed since last report)

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Item 5.  Other Events
----------------------

     On March 11, 1998, the Registrant issued the press release attached hereto as Exhibit 99 announcing its intention to repurchase up to 5% of its outstanding shares in the open market over the next 12 months.


Item 7.  Financial Statements and Exhibits
-------------------------------------------

     (c)  Exhibits

     The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MSB FINANCIAL, INC.




Date: March 11, 1998                By:/s/ Charles B. Cook
                                       ----------------------
                                       Charles B. Cook
                                       President and Chief
                                        Executive Officer

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                       EXHIBIT INDEX


Exhibit
Number                  Description
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99              Press release dated March 11, 1998

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